File No. 333-99079
                                             Filed Pursuant to Rule 497(e) under
                                                      the Securities Act of 1933



                                                                   April 3, 2009


  Pioneer International Equity Fund Supplement to the August 1, 2008 Class A,
     Class B and Class C Shares Prospectus and Class Y Shares Prospectus

     The reorganization of Pioneer International Equity Fund into Pioneer International Value Fund has been approved by each fund's board of trustees. The trustees determined that the reorganization is in the best interests of the shareholders of both funds. Each fund is managed by Pioneer Investment Management, Inc. The proposed reorganization is expected to qualify as a tax-free reorganization, which generally means that the reorganization will result in no income, gain or loss being recognized for federal income tax purposes by either fund or their shareholders as a direct result of the reorganization. The reorganization, which does not require shareholder approval, is subject to the satisfaction of certain conditions, and is expected to be completed on or about June 12, 2009. It is expected that Pioneer International Equity Fund will stop accepting requests to purchase additional shares one business day prior to the reorganization.

     Additional information regarding the reorganization, including a prospectus for Pioneer International Value Fund, will be mailed to shareholders of Pioneer International Equity Fund prior to the reorganization.



                                                                   23024-00-0409
                                         (C)2009 Pioneer Funds Distributor, Inc.
                                            Underwriter of Pioneer mutual funds,
                                                                     Member SIPC